EXHIBIT 4.1

ACT

see the light

FOR POSITION ONLY

COMMON STOCK

# HELIOS & MATHESON NORTH AMERICA INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. AND JERSEY CITY, N.J.

CUSIP 42327L 10 1

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

**HELIOS & MATHESON NORTH AMERICA INC.**

CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

HELIOS & MATHESON NORTH AMERICA INC. CORPORATE SEAL 1983 NEW YORK

PRESIDENT

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

STOCK CERTIFICATE
CUSIP NO: 42327L 10 1

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
711 ARMSTRONG LANE	PROOF OF MARCH 23, 2007
COLUMBIA, TENNESSEE 38401	HELIOS & MATHESON NORTH AMERICA INC.
(931) 388-3003	TSB 26575 FC
SALES: R. JOHNS 516-731-2885	Operator : Ron
/ ETHER 7 / LIVE JOBS / H / HELIOS 26575 FC	New
     PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:                     OK AS IS                     OK WITH CHANGES                    MAKE CHANGES AND SEND ANOTHER PROOF
Colors Selected for Printing: LOGO IS OF LOW RESOLUTION AND NOT SUITABLE FOR PRINTING. Intaglio prints in SC-7 Dark Blue.
COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, II is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing Ink.